EXHIBIT 13

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of an amendment or amendments to the Third Amended and Restated Joint Statement on Schedule 13D, dated November 19, 1999. This Joint Filing Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, each of the undersigned, being duly authorized, hereby executed this Agreement this 22nd day of May, 2000.

TAMMS INVESTMENT COMPANY,                   MA 1997 HOLDINGS, L.P., MA 1997
LIMITED PARTNERSHIP                         HOLDINGS, INC., GENERAL
                                            PARTNER
By:  TAMMS MANAGEMENT
       CORPORATION, MANAGING                By: /s/ Denison H. Hatch, Jr.
       GENERAL PARTNER                          --------------------------
                                                Denison H. Hatch, Jr., Secretary
By: /s/ Micky Arison
    ----------------
    Micky Arison, President
                                            MA 1997 HOLDINGS, INC.

TAMMS MANAGEMENT                            By: /s/ Denison H. Hatch, Jr.
CORPORATION                                     -------------------------
                                                Denison H. Hatch, Jr, Secretary
By: /s/ Micky Arison
    ----------------
    Micky Arison, President
                                            MICKY ARISON 1994 "B" TRUST,
                                            JMD DELAWARE, INC., TRUSTEE
CONTINUED TRUST FOR MICKY
ARISON, JMD DELAWARE, INC.,                 By: /s/ Denison H. Hatch, Jr.
TRUSTEE                                         -------------------------
                                                Denison H. Hatch, Jr.
By: /s/ Denison H. Hatch, Jr.                   Secretary of Corporate Trustee
    -------------------------
    Denison H. Hatch, Jr.
    Secretary of Corporate Trustee


MICKY ARISON 1997 HOLDINGS
TRUST, JMD DELAWARE, INC.,
TRUSTEE

By: /s/ Denison H. Hatch, Jr.
    -------------------------
    Denison H. Hatch, Jr.
    Secretary of Corporate Trustee

MA 1994 B SHARES, L.P., MA 1994 B            JMD DELAWARE, INC.
SHARES, INC., GENERAL PARTNER
                                             By: /s/ Denison H. Hatch, Jr.
By: /s/ Denison H. Hatch, Jr.                    -------------------------
    -------------------------                    Denison H. Hatch, Jr.
    Denison H. Hatch, Jr.                        Secretary
    Secretary

MA 1994 B SHARES, INC.                       /s/ James M. Dubin
                                             ------------------
By: /s/ Denison H. Hatch, Jr.                James M. Dubin
    -------------------------
    Denison H. Hatch, Jr.
    Secretary                                1992 IRREVOCABLE TRUST FOR LIN
                                             NUMBER TWO, THE ROYAL BANK
/s/ Micky Arison                             OF SCOTLAND TRUST COMPANY
----------------                             (JERSEY) LIMITED, TRUSTEE
Micky Arison
                                             By: /s/ David Ballingall
                                                 --------------------
SHARI ARISON IRREVOCABLE                         David Ballingall
GUERNSEY TRUST, BALLUTA
LIMITED, TRUSTEE                             By: /s/ Timothy Renault
                                                 -------------------
By: /s/ Philip Scales                            Timothy Renault
    -----------------
    Philip Scales                            ARISON FOUNDATION, INC.


CONTINUED TRUST FOR SHARI
ARISON DORSMAN, JMD
DELAWARE, INC., TRUSTEE

By: /s/ Denison H. Hatch, Jr.
    -------------------------
    Denison H. Hatch, Jr.
    Secretary of Corporate Trustee


TED ARISON 1994 IRREVOCABLE
TRUST FOR SHARI NO. 1,
CITITRUST (JERSEY) LIMITED,
TRUSTEE

By: /s/ Debbie Sebire
    -----------------
    Debbie Sebire, Director

/s/ Shari Arison
----------------
Shari Arison

/s/ Marilyn B. Arison
---------------------
Marilyn B. Arison

By: /s/ Arnaldo Perez
    -----------------
    Arnaldo Perez


THE ROYAL BANK OF SCOTLAND
TRUST COMPANY (JERSEY)
LIMITED

By: /s/ David Ballingall
    --------------------
    David Ballingall

By: /s/ Timothy Renault
    -------------------
    Timothy Renault

CITITRUST (JERSEY) LIMITED

By: /s/ Debbie Sebire
    -----------------
    Debbie Sebire, Director

JMD PROTECTOR, INC.

By: /s/ James Dubin
    ---------------
    James M. Dubin
    President, Director

BALLUTA LIMITED

By: /s/ Philip Scales
    -----------------
    Philip Scales